UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California	001-36111	95-3472715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Torrance Blvd., Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

(310) 972-2555

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
0.550% Medium-Term Notes, Series A Due March 17, 2023	HMC/23	New York Stock Exchange
0.750% Medium-Term Notes, Series A Due January 17, 2024	HMC/24A	New York Stock Exchange
1.950% Medium-Term Notes, Series A Due October 18, 2024	HMC/24D	New York Stock Exchange
0.750% Medium-Term Notes, Series A Due November 25, 2026	HMC/26A	New York Stock Exchange
0.300% Medium-Term Notes, Series A Due July 7, 2028	HMC/28A	New York Stock Exchange
1.500% Medium-Term Notes, Series A Due October 19, 2027	HMC/27A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective February 24, 2023, American Honda Finance Corporation (“AHFC”), amended (the “First Amendment”) its $3,500,000,000 364-Day Credit Agreement, dated as of February 25, 2022, among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners.

The First Amendment, among other things, extended the commitment termination date from February 24, 2023 to February 23, 2024, amended the definition for Sanctioned Person and amended certain representations regarding compliance with the Office of Foreign Assets Control of the United States Department of the Treasury and anti-corruption laws.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such First Amendment, a copy of which is included in this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On February 27, 2023, pursuant to Section 2.8 of the $2,100,000,000 Three Year Credit Agreement, dated as of February 25, 2022 (“3-Year Credit Agreement”), entered into by and among the AHFC, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and MUFG Bank, Ltd., as Administrative Agent and Auction Agent, the Commitment Termination Date of the 3-Year Credit Agreement was extended to February 25, 2026.

Additionally, on February 27, 2023, pursuant to Section 2.8 of the $1,400,000,000 Five Year Credit Agreement, dated as of February 25, 2022 (“5-Year Credit Agreement”), entered into by and among the AHFC, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and MUFG Bank, Ltd., as Administrative Agent and Auction Agent, the Commitment Termination Date of the 5-Year Credit Agreement was extended to February 25, 2028.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Amendment, dated as of February 24, 2023, between AHFC and MUFG Bank, Ltd., as administrative agent and auction agent, for and on behalf of the banks party to the 364-Day Credit Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: February 27, 2023	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary